FOR INFORMATIONAL PURPOSES ONLY /NOT A SOLICATION

                             CONFIDENTIAL TERM SHEET

                         COMPLIANCE SYSTEMS CORPORATION

           Up to 600,000 shares of Non Voting Class B Common Stock

                        Maximum Offering Amount: $750,000

THIS CONFIDENTIAL TERM SHEET (THIS "TERM SHEET") RELATES TO THE OFFERING ("OFFERING") OF UP TO 600,000 SHARES OF CLASS B COMMON STOCK BY COMPLIANCE SYSTEMS CORPORATION, A DELAWARE COMPANY, AT A PURCHASE PRICE EQUAL TO $1.25 PER SHARE. THE COMPANY WAS RECENTLY FORMED IN ANTICIPATION OF A CORPORATE REORGANIZATION PURSUANT TO WHICH IT WILL BECOME THE HOLDING COMPANY FOR FOUR WHOLLY-OWNED SUBSIDIARIES: CALL COMPLIANCE.COM, INC., A DELAWARE CORPORATION, AND CALL COMPLIANCE, INC., AMS NETWORK INC. AND JASMIN COMMUNICATIONS, INC., EACH A NEW YORK CORPORATION (COLLECTIVELY THE "SUBSIDIARIES"). HEREINAFTER THE COMPANY AND THE SUBSIDIARIES SHALL COLLECTIVELY BE REFERRED TO AS THE "COMPANY.

THERE IS NO MINIMUM AMOUNT OF SHARES OF CLASS B COMMON STOCK WHICH MUST BE SUBSCRIBED FOR IN ORDER TO CLOSE ANY PURCHASE; ALL NET PROCEEDS FROM SALES OF CLASS B COMMON STOCK WILL BE PAID OVER DIRECTLY TO THE COMPANY AS AND WHEN RECEIVED.

THE CLASS B COMMON STOCK OFFERED HEREBY IS SPECULATIVE, AND AN INVESTMENT IN THE CLASS B COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT. THE COMPANY HAS ELECTED TO BE TREATED AS AN "S" CORPORATION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND PLANS TO FILE SUCH ELECTION IN THOSE JURISDICTIONS IN WHICH IT DOES BUSINESS, AS MAY BE PERMITTED. INVESTORS SHOULD UNDERSTAND AND BE ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF A PURCHASE OF THE CLASS B COMMON STOCK. FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE CLASS B COMMON STOCK, SEE SECTION I OF THE SUBSCRIPTION AGREEMENT ANNEXED HERETO AS EXHIBIT "A."

TO DATE, THE COMPANY AND EACH OF THE SUBSIDIARIES HAS PRIMARILY BEEN INVOLVED IN START-UP AND DEVELOPMENT ACTIVITIES AND NONE OF SUCH ENTITIES HAS GENERATED SUFFICIENT REVENUES TO SATISFY ONGOING OPERATING EXPENSES AND DEBT SERVICE OBLIGATIONS AND, ACCORDINGLY, IS CURRENTLY OPERATING AT A LOSS. THERE CAN BE NO ASSURANCE THAT ANY REVENUES GENERATED BY OUR BUSINESS WILL BE SUFFICIENT TO SUPPORT THE COMPANY'S PLANNED DEVELOPMENT AND GROWTH ACTIVITIES AND DEBT SERVICE OBLIGATIONS. ACCORDINGLY, WE MAY FIND IT NECESSARY TO RAISE ADDITIONAL CAPITAL, OF WHICH THERE CAN BE NO ASSURANCE.

THERE IS NO PUBLIC MARKET FOR ANY OF THE SECURITIES OF THE COMPANY, AND IT IS NOT EXPECTED THAT THERE WILL BE A MARKET IN THE FORESEEABLE FUTURE FOR THE RESALE OF THE CLASS B COMMON STOCK OFFERED HEREBY. THE CLASS B COMMON STOCK IS BEING OFFERED AND SOLD IN A PRIVATE PLACEMENT PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND/OR SUCH STATE LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, ANY TRANSFER OF THE CLASS B COMMON STOCK REQUIRES THE COMPANY'S PRIOR WRITTEN CONSENT. THIS TERM SHEET CONSTITUTES AN OFFER ONLY TO THE PERSON NAMED ABOVE, AND ONLY IF SAID PERSON MEETS THE SUITABILITY STANDARDS SET FORTH IN THIS CONFIDENTIAL TERM SHEET. SEE "INVESTOR SUITABILITY STANDARDS."

NEITHER THIS TERM SHEET NOR THE SECURITIES OFFERED HEREBY HAS BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

        The date of this Confidential Term Sheet is November 18, 2002

      THE RECIPIENT AGREES BY ACCEPTING THIS TERM SHEET THAT ALL INFORMATION REGARDING THIS OFFERING AND THE INFORMATION CONTAINED HEREIN AND IN ALL RELATED AND ANCILLARY DOCUMENTS ARE NOT TO BE USED FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH ITS CONSIDERATION OF A PURCHASE OF THE CLASS B COMMON STOCK, THAT SUCH INFORMATION IS OF A CONFIDENTIAL NATURE, THAT THE RECIPIENT WILL TREAT IT IN A CONFIDENTIAL MANNER, AND THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, DISCLOSE OR PERMIT ITS AFFILIATES OR REPRESENTATIVES TO DISCLOSE ANY OF SUCH INFORMATION TO ANY OTHER PERSON OR REPRODUCE THIS TERM SHEET, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      IN CONNECTION WITH THE OFFERING, NO PERSON HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE CLASS B COMMON STOCK, EXCEPT THE INFORMATION CONTAINED HEREIN. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS TERM SHEET. THIS TERM SHEET PRESENTS INFORMATION WITH RESPECT TO THE COMPANY AS OF THE DATE HEREOF. THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THIS TERM SHEET FOLLOWING ITS DISTRIBUTION, AND RECIPIENTS OF THIS TERM SHEET SHOULD NOT EXPECT THE COMPANY TO DO SO. PROSPECTIVE INVESTORS ARE URGED TO CONDUCT AN INDEPENDENT INVESTIGATION AND EVALUATION OF THE COMPANY.

      THE SECURITIES DESCRIBED HEREIN ARE BEING OFFERED TO A LIMITED NUMBER OF ACCREDITED INVESTORS, AS DEFINED UNDER THE ACT. AN OFFEREE MAY NOT SOLICIT, DIRECTLY OR INDIRECTLY (WHETHER THROUGH AN AGENT OR OTHERWISE), THE PARTICIPATION OF ANY OTHER PERSON OR ENTITY IN THIS OFFERING WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY.

      THIS TERM SHEET DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

      PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS TERM SHEET AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT AND RELY UPON ITS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING ITS INVESTMENT.

      THE  COMPANY  WILL  MAKE  AVAILABLE,  PRIOR  TO  THE  CONSUMMATION  OF THE
OFFERING, TO EACH PROSPECTIVE INVESTOR, ITS PURCHASER REPRESENTATIVE(S), OR BOTH, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR A PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, THE COMPANY OR ANY OTHER RELEVANT MATTERS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

      THIS OFFER CAN BE WITHDRAWN AT ANY TIME AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS TERM SHEET. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF SECURITIES SUBSCRIBED FOR BY SUCH INVESTOR.

      THIS OFFERING IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES WHICH DOES NOT INVOLVE A PUBLIC OFFERING. EACH PURCHASER OF THE SECURITIES OFFERED
HEREBY, IN MAKING ITS PURCHASE, WILL BE DEEMED TO HAVE MADE CERTAIN ACKNOWLEDGMENTS, REPRESENTATIONS AND AGREEMENTS AS SET FORTH UNDER "TRANSFER RESTRICTIONS."

      THIS TERM SHEET HAS BEEN PREPARED BY THE COMPANY SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THE PROPOSED PRIVATE PLACEMENT OF THE SECURITIES AND CONSTITUTES AN OFFER ONLY IF THE ACCOMPANYING SUBSCRIPTION PURCHASE AGREEMENT IS DULY EXECUTED AND RETURNED TO THE COMPANY BY THE OFFEREE. DISTRIBUTION OF THIS TERM SHEET TO ANY PERSON OTHER THAN SUCH OFFEREE AND THOSE PERSONS RETAINED TO ADVISE SUCH PERSONS WITH RESPECT THERETO IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS TERM SHEET, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

      EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS TERM SHEET, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO THE COMPANY IF: (i) THE OFFEREE DOES NOT INTEND TO SUBSCRIBE FOR THE PURCHASE OF CLASS B COMMON STOCK OFFERED HEREBY; (ii) THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED, OR (iii) THE OFFERING IS TERMINATED.

NASAA UNIFORM LEGEND

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                              -----------------

               DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

            This Term Sheet  includes  "forward-looking  statements"  within the meaning of various provisions of the Securities Act of 1993, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this Term Sheet that address future activities, events or developments, including such things as future revenues, product development, market acceptance, responses from competitors, capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our assessment of historical trends, current conditions and expected future developments as well as other factors We believe are appropriate in the circumstances. However, whether actual results will conform to our expectations and predictions is subject to a number of risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties discussed in this Term Sheet; general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by us; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this Term Sheet are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations.

                          PRIVATE PLACEMENT PROCEDURES

            We undertake to make available to every investor, during the course of the transaction and prior to sale, the opportunity to ask questions of and receive answers from us concerning the terms and conditions of the Offering and to obtain any appropriate additional information (i) necessary to verify the accuracy of the information contained in this Term Sheet or any other document given, or to any statement made by us or any person acting on our behalf, to any prospective investor or (ii) for any other purpose relevant to a prospective investment in the securities offered hereby, to the extent We possess such information or can acquire it without unreasonable effort or expense.

            All communications or inquires relating to these materials or to a possible transaction with us should be directed to:

                         Compliance Systems Corporation
                                  90 Pratt Oval
                            Glen Cove, New York 11542
                         Attn: Dean Garfinkel, Chairman
                            Telephone: (888) 674-6774
                               Fax: (516) 676-2420
                         e-mail: dean@callcompliance.com

                                  THE OFFERING

The Company:...................   Compliance  Systems  Corporation  ("We" or the
                                  "Company")   is  a   corporation   formed   in
                                  November  2002  under the laws of the State of
                                  Delaware.  We were formed in anticipation of a
                                  corporate  reorganization   ("Reorganization")
                                  intended  to  be  a  tax  free  incorporation.
                                  Pursuant  to  the  Reorganization,  through  a
                                  share  exchange  ("Share  Exchange"),  We will
                                  become   the   holding   company   for   three
                                  wholly-owned        subsidiaries:         Call
                                  Compliance.com,  Inc.  ("CCC"),  a corporation
                                  formed  under  the  laws  of   Delaware;   AMS
                                  Network Inc.  ("AMS"),  a  corporation  formed
                                  under  the  laws  of  New  York;   and  Jasmin
                                  Communications,     Inc.     ("Jasmin"),     a
                                  corporation  formed  under  the  laws  of  New
                                  York.  Concurrent with the Share Exchange,  we
                                  will  effect a merger  ("Merger")  pursuant to
                                  which We will become the  holding  company for
                                  a fourth wholly-owned  subsidiary,  Pratt Oval
                                  Corporation  ("Pratt"),  a corporation  formed
                                  in  November  2002 under the laws of New York,
                                  which will be the  successor by merger to Call
                                  Compliance,  Inc., a corporation  formed under
                                  the  laws of New  York.  Concurrent  with  the
                                  Merger,  Pratt  will  change its name to "Call
                                  Compliance,  Inc."  The term  "Company"  shall
                                  include all  operations and assets of all four
                                  Subsidiaries    identified   above   and   all
                                  disclosure   herein   gives   effect   to  the
                                  Reorganization.

Aggregate Amount of the Offering;
   Securities Offered:.........   Up to 600,000  shares of Class B Common Stock,
                                  $.001 par  value  per  share  ("Class B Common
                                  Stock"),  of the Company,  at a purchase price
                                  of  $1.25  per  share,   reflecting  aggregate
                                  gross  proceeds of up to  $750,000.  The Class
                                  B Common Stock has no voting rights.

Subchapter "S" Status
   of Company:.................   The  Company  has  elected to be treated as an
                                  "S"  corporation  under the  Internal  Revenue
                                  Code of 1986, as amended  ("Code"),  and plans
                                  to file an  election  those  jurisdictions  in
                                  which it does business, as permitted. In order
                                  to preserve such "S"  election,  certain types
                                  of   entities   are   precluded   from   being
                                  stockholders    of   an    "S"    corporation.
                                  Accordingly, prospective investors will not be
                                  permitted to transfer the Class B Common Stock
                                  without the Company's  prior written  consent.
                                  This  is  in  addition  to   restrictions   on
                                  transferability  imposed by applicable Federal
                                  and  state   securities  laws.  See  "Transfer
                                  Restrictions." In addition, there are certain tax consequences of being a stockholder of a "S" corporation. See "Dividend Policy" and
                                  "Income Tax Considerations."

Description of Class A  and
 Class B Common Stock;
 Voting Control:...............   Authorized  Shares.  The Company is authorized
                                  to issue 40,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), consisting of 15 million shares designated as Class A Common Stock ("Class A Common Stock") and 25 million shares designated as Class B
                                  Common Stock ("Class B Common Stock").

                                  Voting Rights. Only shares of Class A Common Stock have voting rights. Shares of Class B Common Stock, including the shares offered by the Company in this Offering, have no voting rights.

                                  Following the Reorganization, and before and after this Offering, on a collective basis, approximately 97% of the outstanding Class A Common Stock will be owned by Alison and Dean Garfinkel and Barry Brookstein, officers, directors and the principal stockholders of the Company (hereinafter the "Principal Stockholders"). Accordingly, the Principal Stockholders have, and following this Offering will continue to have, effective control over the Company and the power to control the outcome of all matters submitted to the vote of the Company's stockholders, including the power to elect the full Board of Directors, increase the authorized capital, dissolve, merge or sell the assets of the Company.

                                  Dividends. Holders of Class A Common Stock and Class B Common Stock shall participate equally per share in any dividend distribution, to the extent there are any, without distinction between classes. The Company has no current intention to make any dividend distributions in the foreseeable future. See "Dividend Policy."

                                  Liquidation. In the event of any liquidation, dissolution or winding up of the Company, the holders of Class A Common Stock and Class B Common Stock shall participate equally per share in any distribution to stockholders without distinction between classes.

Repurchase Options:............   Each purchaser of Class B Common Stock in this
                                  Offering  will be  required  to  grant  to the
                                  Principal Stockholders an option,  exercisable
                                  for a term commencing on the subscription date
                                  and  ending  at  the  close  of   business  on
                                  December   31,   2007,   to  purchase  in  the
                                  aggregate one-half of the Class B Common Stock
                                  purchased in this Offering  (300,000 shares in
                                  aggregate,  assuming  sale of the full 600,000
                                  shares)  at a  purchase  price  of  $2.50  per
                                  share, subject to adjustment in certain events
                                  ("Offering   Repurchase   Option").   If   any
                                  purchaser  of  Class B  Common  Stock  in this
                                  Offering  sells,   assigns,   hypothecates  or
                                  otherwise transfers any of such securities, to the extent allowable and permitted by the Company, the transferee shall be required as a pre-condition to such transfer, to agree to the terms of the Offering Repurchase Option.

                                  Dean and Alison Garfinkel, officers, directors and principal stockholders of the Company (the "Founders"), have been granted an option exercisable through December 31, 2007 to purchase from all current holders of Class B Common Stock an aggregate of 1 million of the currently outstanding shares of Class B Common Stock at a purchase price of $.67 per share ("First Repurchase Option"), subject to adjustment in certain events.

                                  Neither the Offering Repurchase Option nor the First Repurchase Option is exercisable until the repayment of certain debt. See "Prior Transactions" and "Repurchase Options."

Securities Outstanding
   Prior to Offering:..........   11,125,003 shares of Common Stock,  consisting
                                  of 8,125,003 shares of Class A Common Stock and 3,000,000 shares of Class B Common Stock.
                                  See "Security  Ownership of Certain Beneficial
                                  Owners and Named Management."


Securities Outstanding Giving
   Effect to Full Offering:....   11,725,003 shares of Common Stock,  consisting
                                  of 8,125,003 shares of Class A Common Stock and 3,600,000 shares of Class B Common Stock.


Minimum Subscription:..........   20,000 shares of Class B Common Stock ($25,000
                                  subscription amount), subject to our right, in our sole discretion, to accept subscriptions for fewer shares.


Subscription Procedure;
   Payment:....................   In order to purchase  the Class B Common Stock
                                  offered  hereby,  each purchaser must complete
                                  and   execute   the   Subscription   Agreement
                                  attached  hereto as Exhibit A, and an Investor
                                  Questionnaire  which  contains,   among  other
                                  things, investors' representations regarding their qualification to purchase the Class B
                                  Common  Stock,  as summarized in the "Investor
                                  Suitability Standards" section below. Each subscription must also be accompanied by full payment of the total purchase price for the Class B Common Stock by check made payable to "Compliance Systems Corporation."


Offering Period:...............   The offering  period  during which the Company
                                  will accept subscriptions to purchase the Class B Common Stock (the "Offering Period") shall commence on the date of this Term Sheet and shall continue until the earlier of: (i) the sale of all of the Class B Common Stock, or (ii) December 31, 2002, unless extended by us, in our sole discretion, for up to an additional 60 days (the "Termination Date").

Payments for Subscriptions;
   Cancellation or
   Termination of
   Offering; Rejection of
   Subscriptions:..............   There is no minimum  amount of shares of Class
                                  B Common Stock which must be subscribed for in
                                  order to close any  purchase in the  Offering.
                                  All payments for subscriptions received by the
                                  Company  will be  deposited  into the  working
                                  capital  account  of the  Company  as and when
                                  received.  Payments for subscriptions  will be
                                  deposited   in  an  escrow   account   pending
                                  simultaneous      closings      with     other
                                  subscriptions.    See   Section   I   of   the
                                  Subscription Agreement.

                                  This Offering is subject to withdrawal, cancellation or modification by us, at any time, without notice. In the event of the cancellation or termination of this Offering, all subscriptions (and payments therefor) received subsequent to such cancellation or termination will be promptly returned to investors, without interest.

                                  We also reserve the right to reject any subscription, in whole or in part, if in our reasonable judgment We deem such action to be in our best interest. If any prospective investor's subscription is rejected, the funds received on account of such subscription, or the portion thereof rejected, shall promptly be returned to such prospective investor, without interest.

Representations and
   Warranties:.................   The Subscription  Agreement  contains a number
                                  of  representations  and warranties  that each
                                  purchaser  of  Class B  Common  Stock  will be
                                  required  to  make  to us  including,  without
                                  limitation,   representations  and  warranties
                                  relating  to  a   purchaser's   status  as  an
                                  "accredited    investor,"    the    investor's
                                  investment intent regarding the purchase of the Class B Common Stock offered hereby and the purchaser's legal authority to execute the Subscription Agreement.


Use of Proceeds:...............   We plan to apply the proceeds of this Offering
                                  for certain debt service obligations and all operating expenses, including but not limited to, payment of equipment lease obligations, salaries and other employee and executive compensation, consulting fees and rent.

                                    BUSINESS

      Through the Subsidiaries, We have developed technology called the Tele Block(R) Calling Block System (the "Tele Block System") which We believe is the only product that automatically screens and blocks outbound calls against state, in-house and third-party "do not call lists" within the network infrastructure of a participating telephone company. The application of the Tele Block System is on a national SS7/IP network that requires no additional hardware or software from the customer or carrier. This allows the system to be accessed by all carriers, instead of being carrier specific. In December 2001, the United States Patent and Trademark Office issued us the patent with respect to the Tele Block System.

      In July 2002, We signed an Alliance Agreement and Patent License Agreement with Illuminet, Inc., a VeriSign Company, with respect to the development and marketing of the Tele Block System. Although there can be no assurance, we expect the Tele Block System to be deployed through VeriSign in December 2002, at which time carrier access will become available permitting VeriSign carrier customers the ability to subscribe to the service.

      To date, through the Subsidiaries, We have principally been engaged in start-up and development activities with respect to the Tele Block System and related telecommunications services. We have not generated sufficient revenues from the Tele Block System to satisfy ongoing operating expenses and debt service obligations, and, accordingly, we are currently operating at a loss. Development activities with respect to the Tele Block System began prior to 1996 through certain private entities owned by the Founders ("Predecessor Entities") who, directly and through the Predecessor Entities, transferred and assigned all rights related to the Tele Block System and associated telecommunications services and assets to the Subsidiaries.

      The Company was formed under the laws of the State of Delaware on November 7, 2002 in anticipation of the Reorganization, pursuant to which it will become the parent and holding company for the Subsidiaries. The Company has elected to be treated as an S Corporation under the Code and plans to file such election in those jurisdictions in which it does business, as may be permitted.


                                  RISK FACTORS

      Prospective purchasers of Class B Common Stock should carefully consider the risk factors contained in Section I of the Subscription Agreement.

                                   MANAGEMENT

Directors and Executive Officers

      The directors and executive officers of the Company, and each of our Subsidiaries, their positions and ages are as follows:

       Name                              Position                       Age
   ------------                    -------------------                -------
Dean Garfinkel                    Chairman of the Board of              44
                                  Directors and Secretary

Alison Garfinkel                  President and Director                36

Barry Brookstein                  Chief Financial Officer,              61
                                  Treasurer and Director

      All directors and officers hold office until the next annual meeting of holders of shares of Class A Common Stock or until their successors are duly elected and qualify. Each of the Principal Stockholders and an employee of the Company are the only holders of shares of Class A Common Stock, and accordingly control the right to elect all of the Company's Directors. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any officers or directors of the Company except Dean Garfinkel and Alison Garfinkel who are husband and wife.

      Set forth below are brief descriptions of the recent employment and business experience of our officers and directors:

      Dean Garfinkel, 44, has served as Chairman of the Board of Directors and Secretary of the Company and each of the Subsidiaries since each such entity was founded. Mr. Garfinkel served as Chief Executive Officer and Director of ASN Voice & Data Corp. ("ASN"), a telecommunications company he founded in 1991, which specialized in providing telephone systems for securities brokerage firms. In the last calendar quarter of 2001, ASN sold its material assets, none of which had any relation to the Tele Block System, to a third party ("ASN Sale"). Mr. Garfinkel has served as a communications consultant to fortune 500 companies and other businesses for over 20 years.

      Alison Garfinkel, 36, has served as President and Director of the Company and each of the Subsidiaries since each such entity was founded. Ms. Garfinkel served as Vice President, Secretary and Director of ASN from 1991 until the ASN Sale.

      Barry Brookstein, 61, has served as and Chief Financial Officer, Treasurer and Director of the Company and each of the Subsidiaries (other than AMS) since each such entity was founded. Since 1962, Mr. Brookstein has been in the private accounting practice. Barry M. Brookstein & Associates Inc. ("Brookstein Associates") serves as accountant to the Company and each of the Subsidiaries.

Employment Agreements and Executive Compensation

      The Company entered into a five-year employment agreements, effective as of December 1, 2001, with each of Mr. Garfinkel, Ms. Garfinkel and Mr. Brookstein, pursuant to which Mr. Garfinkel serves as Chairman of the Board of Directors and Secretary, Ms. Garfinkel serves as President, and Mr. Brookstein serves as Chief Financial Officer and Treasurer, in each case, of the Company and each of the Subsidiaries. Under the terms of the respective employment agreements, Mr. Garfinkel and Ms. Garfinkel each receive a base salary of $240,000 per year and Mr. Brookstein receives a base salary of $120,000 per year (each a "Base Salary"). Each officer is entitled to an annual bonus from the Bonus Pool (as hereinafter defined), the amount to be determined in the sole discretion of the Company's Board of Directors, and an allowance for an automobile and related expenses of up to $1,000 per month, also to be determined in the sole discretion of the Company's Board of Directors. Each employment agreement provides for health insurance and other standard benefits and contains certain non-competition prohibitions which require that each officer not engage in any business activities which directly compete with the business of the Company while he or she is employed by, or a principal stockholder of, the Company. Commencing in December 2001, each officer agreed to temporarily defer one-half of his/her annual Base Salary until such date as shall be determined by the Company's Board of Directors, in its sole discretion, but in no event later than January 1, 2004. All deferred amounts shall be paid to each executive in 12 equal monthly payments, commencing on a date to be determined by the Company's Board of Directors, in its sole discretion; however, all deferred amounts shall become automatically due and be immediately paid by the Company to each executive in one lump sum payment upon complete repayment of the New Notes and the Brookstein Loan (as hereinafter defined). See "Prior Transactions." Each of Mr. and Ms. Garfinkel's respective employment agreements provide for each of them to devote their full business time to the activities of the Company. Mr. Brookstein's employment agreement provides that he devote a portion of his business time to the activities of the Company, as is required from time to time.

      As described above, each Mr. and Ms. Garfinkel's and Mr. Brookstein's respective employment agreements provide for an annual bonus from the "Bonus Pool," with the amount of each bonus to be determined in the sole discretion of the Company's Board of Directors. The Bonus Pool shall be equal to a percentage of the Company's pre-tax profits after the service of any debt ("Pretax Earnings") on a calendar year basis, starting with 25% of the first $10 million in Pretax Earnings, and 10% of any Pretax Earnings in excess of $10 million.

      Each  of  Mr.  and  Mrs.  Garfinkel's  and  Mr.  Brookstein's   respective
employment   agreements   with  the  Company  is   guaranteed  by  each  of  the
Subsidiaries.

Stock Option Plan

      We plan to adopt a stock option or other similar stock-based compensation plan for our officers, directors, employees and consultants in the future ("Future Plan").

Personal Liability of Directors - Indemnification of Officers and Directors

      The Certificate of Incorporation, of the Company, eliminates the personal liability of our directors to the Company or to our stockholders for monetary damages for breach of a fiduciary duty as a director. However, such personal liability is not eliminated in the event a director breaches his/her fiduciary duty of loyalty to any Company or to its stockholders, when a director has not acted in good faith, and in certain other events described in paragraph 7 of subsection (b) of Section 102 of the Delaware Business General Corporation Law.

      The Certificate of Incorporation, of the Company also allows us to indemnify our officers and directors, to the fullest extent permitted by the provisions of Section 145 of the Delaware General Corporation Law, from and against any and all expenses, liabilities, or other matters referred to in or covered by said Section, if the officer or director acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Company.

      Insofar as indemnification for liabilities arising under the Securities Act, the Securities and Exchange Commission is of the opinion that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Conflicts of Interest

      From time-to time, the Principal Stockholders have entered into transactions with the Company, the Predecessor Entities and the Subsidiaries. None of such transactions have, and in the future will, require the consent of any independent party.

      Mr. Brookstein, the Company's Chief Financial Officer, Treasurer, director, a principal stockholder of the Company, and a noteholder, through Brookstein Associates, has served as accountant to the Company, the Predecessor Entities and Subsidiaries. The Company currently intends to continue to retain Brookstein Associates in such capacity.

                          SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND NAMED MANAGEMENT

      The following table sets forth the information as of the date hereof (giving effect to the Reorganization) regarding beneficial ownership and voting rights with respect to the Common Stock of the Company by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group.

-------------------------- -------------------- ------------------ ------------------------ -----------------
                                                                    Ownership Percentage
                                Shares of                          -----------------------
         Name of           -------------------                       Assuming the Sale of
--------------------------    Common Stock          Ownership        All Class B Common          Voting
     Beneficial Owner       Beneficially Owned   Percentage (4)           Stock (4)          Percentage (5)
-------------------------- -------------------- ------------------ ------------------------ -----------------
Dean Garfinkel (1)              3,031,251             27.3%                 25.9%                 36.9%
-------------------------- -------------------- ------------------ ------------------------ -----------------

Alison Garfinkel (2)            3,031,251             27.3%                 25.9%                 36.9%
-------------------------- -------------------- ------------------ ------------------------ -----------------

Barry Brookstein (3)            3,140,626             28.2%                 26.8%                 23.1%
-------------------------- -------------------- ------------------ ------------------------ -----------------

All officers and                9,203,128             82.7%                 78.5%                 96.9%
directors as a group [3]
-------------------------- -------------------- ------------------ ------------------------ -----------------

      Of the 9,203,128 shares of Common Stock owned beneficially by the Principal Stockholders, 7,875,003 are shares of Class A Common Stock and have voting rights. There are an additional 250,000 shares of Class A Common Stock owned by an employee of the Company. All other shares of Common Stock outstanding, including the Common Stock offered hereby, is Class B Common Stock and has no voting rights. Accordingly, the Principal Stockholders have effective control over the Company and the power to control the outcome of all matters submitted to a vote of the Company's stockholders; they have the power to elect the full Board of Directors of the Company, increase the authorized capital, dissolve, merge or sell the assets of the Company, giving them the right to direct the future of the Company. In addition, the Founders have been granted the First Repurchase Option by current holders of Class B Common Stock and the Principal Stockholders will be granted the Offering Repurchase Option by subscribers in this Offering. See "Repurchase Options."

----------
Footnotes on following page.

-----------Footnotes for table on prior page.------------

(1) Consists of (i) 3,000,001 shares of Class A Common Stock and (ii) 31,250 shares of Class B Common Stock held jointly by Mr. Garfinkel and Ms. Garfinkel as custodian for their minor children. Does not include (i) shares of Class A Common Stock owned by Mr. Garfinkel's wife, Alison Garfinkel (see footnote 2 below), as to which Mr. Garfinkel disclaims beneficial ownership, or (ii) (a) up to 500,000 shares of Class B Common Stock underlying the First Repurchase Option that Mr. Garfinkel has the option to purchase (including 62,500 shares of Class B Common Stock from Mr. Brookstein) and (b) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Mr. Garfinkel has the option to purchase (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering).

(2) Consists of (i) 3,000,001 shares of Class A Common Stock and (ii) 31,250 shares of Class B Common Stock held jointly by Ms. Garfinkel and Mr. Garfinkel as custodian for their minor children. Does not include (i) shares of Class A Common Stock owned by Ms. Garfinkel's husband, Dean Garfinkel, (see footnote 1 above), as to which Ms. Garfinkel disclaims beneficial ownership, or (ii) (a) up to 500,000 shares of Class B Common Stock underlying the First Repurchase Option that Ms. Garfinkel has the option to purchase (including 62,500 shares of Class B Common Stock from Mr. Brookstein) and (b) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Ms. Garfinkel has the Option to purchase (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering).

(3) Consists of (i) 1,875,001 shares of Class A Common Stock and 1,250,000 shares of Class B Common Stock owned by Mr. Brookstein and (ii) 15,625 shares of Class B Common Stock owned by Mr. Brookstein. as custodian for his minor children. Does not include (i) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Mr. Brookstein has the option to purchase (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering) or (ii) 15,625 shares of Class B Common Stock held by Mr. Brookstein's adult children. Also, does not give effect to 125,000 shares of Class B Common Stock owned by Mr. Brookstein, which are subject to the First Repurchase Option.

(4) Based on aggregate of 11,125,003 shares of Common Stock outstanding prior to the Offering and 11,725,003 shares outstanding, giving effect to the Offering (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering). Does not include shares of Common Stock that may be reserved for issuance under any Future Plan.

(5) Voting percentages after the Offering remain the same as voting percentage before the Offering since only shares of Class B Common Stock, which have no voting rights, are being sold in the Offering. Based on aggregate of 8,125,003 shares of voting Class A Common Stock outstanding before and after this Offering.

                                 USE OF PROCEEDS

      We estimate that We will receive net proceeds, assuming the sale of all the 600,000 shares of Class B Common Stock, of approximately $700,000, after deducting legal fees. However, such number can be significantly less in the event the full Offering of 600,000 shares of Class B Common Stock is not sold. We intend to use the net proceeds from the Offering for certain debt obligations and operating expenses, including but not limited to, payment of equipment lease obligations, salaries and other employee and executive compensation, consulting fees and rent.

      We cannot anticipate how long the proceeds from the Offering will last or how much proceeds we will actually raise in this Offering; additional capital may be required in order to fund our operations. We cannot guarantee that additional capital will be obtained on terms acceptable to us, if at all.

      The foregoing represents our present intentions based upon our present plans and business conditions. The occurrence of unforeseen events or changed business conditions, however, could result in the application of the proceeds of the Offering in a manner other than as described above.

                                 DIVIDEND POLICY

      The Company does not have a dividend policy at the present since it does not intend to distribute any funds in the foreseeable future based on current results of operations. The Company is currently operating at a loss, by not generating sufficient revenues to cover operating expenses and its debt service obligations. Any possible future distributions will depend on the financial condition and revenues of the Company. The Company will attempt to make distributions to approximate taxes attributable to stockholders from subchapter S allocations; however, there is no guaranty that the Company will have the cash available to do so.

                               PRIOR TRANSACTIONS

      We were formed on November 7, 2002 under the laws of the State of Delaware in anticipation of the Reorganization pursuant to which we become the holding company for the Subsidiaries. In connection with the Share Exchange, we will acquire all the outstanding shares of each of CCC, AMS and Jasmin from each of their respective stockholders in exchange for shares of the Company's Class B Common Stock, on a pro rata basis. Pursuant to the Merger, We will become the holding Company for our wholly-owned Subsidiary, Pratt, the successor by merger to Call Compliance, Inc. Concurrent with the Merger, Pratt will change its name to "Call Compliance, Inc."

      Development activities with respect to the Tele Block System originally began prior to 1996 through the Predecessor Entities. The Founders, directly and through the Predecessor Entities, have transferred and assigned all rights related to the Tele Block System and associated telecommunications services and assets to the Subsidiaries.

      During the period July 1996 to December 1999, in order to fund development activities, one of the Predecessor Entities, borrowed an aggregate of $700,000 from three lenders ("First Lenders") in return for granting the First Lenders a portion of the revenues generated under certain telecommunication contracts owned by certain of the Predecessor Entities, including certain agreements relating to the Tele Block System. Mr. Brookstein, an officer, director and principal stockholder of the Company is an officer, director and principal stockholder of one of the First Lenders which lent the Company an aggregate of $300,000. In addition, Mr. Brookstein, as custodian for his minor children, Mr. Brookstein's adult children and Mr. and Ms. Garfinkel, as custodians for their minor children, are stockholders of one of the First Lenders which lent the Company an aggregate of $25,000. Such loans were secured by promissory notes ("Lender's Notes") issued by the Predecessor Entity in the amount of each loan, and various corporate and individual guarantees, including that of the Founders ("Prior Guarantees"). In December 2001, the contracts and related revenue rights were assigned to CCI, one of the Subsidiaries, in return for CCI assuming the obligations under the Lender's Notes. At such time, the Lender's Notes were restructured, with self amortizing principal and 18% interest per annum payable over five years. Also in December 2001, CCI borrowed an additional $300,000 from an additional party ("Additional Lender") on the same terms (hereinafter, the First Lenders and Additional Lender collectively referred to as the "Lenders"). In connection with such loans in the aggregate principal amount of $1 million ("Lender Loans"), the stockholders of each of the Lenders (the "Lender Stockholders") (including Mr. Brookstein on his own behalf and as custodian for his minor children, Mr. Brookstein's adult children and Mr. and Ms. Garfinkel, as custodian for their minor children), were given the right to purchase for nominal consideration 26.9% of the outstanding Common Stock of each of the Subsidiaries then existing, as well as any other companies subsequently formed in connection with the Tele Block System, as in the case of Jasmin, which was formed in August 2002 ("Lenders' Subsidiary Stock").

      From December 2001 through November 2002 ("Note Deferment Period"), CCI did not make any payments to the Lenders in connection with the Lender Loans. As of December 1, 2002, the Lender Loans will be further restructured in the form of new non-negotiable promissory notes due June 1, 2008 ("New Notes") in the aggregate principal amount of $ 1 million, plus unpaid interest during the Note Deferment Period in the amount of $ 210,000 ("Deferred Interest"). The interest rate on the Lender Loans during the Note Deferment Period was increased from 18% to 21% as compensation to the Lenders for deferring payment of the interest and principal during such period. Principal on the New Notes will bear interest at the rate of 21% per annum from December 1, 2002 through May 30, 2003, and thereafter through May 30, 2008 at the rate of 18% per annum. The New Notes will be self amortizing with Deferred Interest, principal and interest payments payable over the five-year term commencing June 1, 2003. The New Notes are guaranteed by the Company and CCC.

      In April 2002, in three separate transactions, one of the Predecessor Entities sold certain fixtures and equipment which have been, and continue to be used by the Company, to a leasing company for an aggregate of $200,000 with such equipment to be leased to CCI pursuant to three lease agreements. Because CCI was a newly formed company one of the First Lenders entered into the lease agreements on behalf of CCI. CCI makes the monthly payments under the lease agreements directly to the Leasor. CCI and the First Lender have entered into an agreement assigning to CCI the buy-back provisions contained in the leases. Mr. Brookstein is an officer, director and principal stockholder of such First Lender.

      During the period April 2002 through June 2002, the Founders loaned CCI an aggregate of $160,500 in the form of a demand promissory note with interest at the rate of 12% per annum, payable monthly. Of such amounts $30,000 was repaid in July and August of 2002. This promissory note is guaranteed by the Company and CCC.

      In June 2002, one of the First Lenders lent an additional $75,000 to CCI as evidenced by a self liquidating promissory note due April 2006, with principal and interest (at the rate of 24% per annum) payable monthly. Mr. Brookstein is an officer, director and principal stockholder of such First Lender. This promissory note is guaranteed by the Company and CCC.

      In July 2002, CCI borrowed an aggregate of $500,000 from Mr. Brookstein ("Brookstein Loan"). The Brookstein Loan bears interest at 12% per annum, payable monthly, and is due on July 1, 2004. Payments under the Brookstein Loan are current. The Brookstein Loan is guaranteed by the Company and CCC.

      Following the Reorganization, the Lender Stockholders will own, in the aggregate 3 million shares of Class B Common Stock of the Company, reflecting approximately 26.9% of the Company's outstanding Common Stock, before giving effect to this Offering, and approximately 25.6%, after giving effect to the sale of the full 600,000 shares of Class B Common Stock offered in this Offering. The balance of the Company's outstanding Common Stock (8,125,003 shares of Class A Common Stock) will be owned by the Principal Stockholders and an employee of the Company, reflecting approximately 73.0% of the Company's outstanding Common Stock, before giving effect to this offering and approximately 69.3%, after giving effect to the sale of the full 600,000 shares of Class B Common Stock offered in this Offering. On a collective basis all current holders of Class A and Class B Common Stock will own approximately 95% of the Company's Common Stock after this Offering.

      In connection with the Reorganization, all of the Prior Guarantees, including the Founders', will be released.

      The  Company  occupies   facilities  leased  to  an  unaffiliated   entity
controlled by the Founders. The Company intends to enter into a sublease or have the lease assigned to it at the same rental price paid by such entity.

                               REPURCHASE OPTIONS

      Each of the Founders has been granted the First Repurchase Option entitling each Founder the right to purchase from each present holder of Class B Common Stock, at a purchase price of $.67 per share, one-half of the stock held by each stockholder (500,000 shares for each Founder, or 1 million shares in the aggregate), with the exception of stock held by Mr. Brookstein, individually, in which case the option is for 125,000 shares of Class B Common Stock in the aggregate.

      Each of the Principal Stockholders will be granted the Offering Repurchase Option entitling each Principal Stockholder the right to purchase from each subscriber in this Offering, at a price of $2.50 per share, one-half of the shares of Class B Common Stock purchased in this Offering (100,000 shares for each Principal Stockholder, or 300,000 shares in the aggregate, assuming the sale of the full 600,000 shares of Class B Common Stock offered in this Offering).

      Each  of the  First  Repurchase  Option  and  Offering  Repurchase  Option
(hereinafter, any one being referred to as an "Option," or both as the "Options") may be exercised an unlimited number of times, at any time, in whole or in part until December 31, 2007 ("Option Term"); however, neither Option may be exercised until repayment of the New Notes and Brookstein Loan and neither Option may be exercised on any one occasion to purchase less than 10,000 shares, or all shares owned by a stockholder, if less than 10,000. The Options are transferable, in whole or in part, to any third party by each of the Founders in the case of the First Repurchase Option, and each of the Principal Stockholders, in the case of the Offering Repurchase Option, but only upon the prior written consent of the Company's Board of Directors (hereinafter, each Founder, Principal Stockholder and transferee, as the case may be, referred to as an "Option Holder" and one or more of such parties as the "Option Holders").

      In the event that during the Option Term, to the extent that any part of either of the Options remains unexercised, the Company effects any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting its outstanding Class B Common Stock, then the number and type of securities subject to both Options, and the exercise price per share, shall be appropriately adjusted so that the Options shall each thereafter represent the right to purchase, at the same aggregate exercise price, such number of shares of Class B Common Stock or other securities as have actually been received by the Option Holder in exchange for or in respect of the underlying shares of Class B Common Stock.

      If any holder of Class B Common Stock sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the applicable Option. All share certificates for Class B Common Stock shall bear a legend with respect to the applicable Option.

      If on the date during the Option Term which is 90 days prior to the expiration of the Options ("90-day Date"), any Option has not been exercised in full by the Holder thereof ("Non-Exercising Option Holder"), then during the immediately succeeding 15-day period, each of the remaining Option Holder(s) ("Remaining Holder(s)") shall have the right to provide notice to the

Non-Exercising Option Holder(s) of its intent to exercise any Options remaining unexercised as of the 90-day Date ("Unexercised Options") on the terms thereof ("Notice"). In the event that a Non-Exercising Option Holder does not exercise all of the Unexercised Options within 30 days of receipt of the Notice ("Final Exercise Period"), then the Remaining Holder(s) shall have the automatic and unrevocable right to exercise any Unexercised Options commencing on the termination of the Final Exercise Period up through the expiration of the Options. If there is more than one Remaining Holder, then each Remaining Holder shall be entitled to exercise one-half of the Unexercised Options, unless otherwise agreed to between the parties; however, each Remaining Holder must exercise his share of Unexercised Options during the period ending no later than the close of business on the fifteenth day immediately following the Final Exercise Period, but in no event later than 5 business days prior to the expiration of the Options ("Final Shared Exercise Date"). In such case, if one of the Remaining Holders does not exercise all of his/her interest in the Remaining Options prior to the Final Shared Exercise Date, then the one Remaining Holder shall have the automatic and unrevocable right to exercise any Unexercised Options until the expiration of the Options.

                              TRANSFER RESTRICTIONS


Offers and Sales of
 Securities...................  None of such  securities  may be offered or sold in the United States by a purchaser in this Offering except pursuant to an effective registration statement or in accordance with an exemption from the registration requirements of the Securities Act, as set forth below.

Investor Representations and
  Restrictions on Resale......  Each purchaser of the Securities  hereby will be
                                deemed  to  have   represented   and  agreed  as
                                follows:

                                    (1) he or she is  acquiring  the  Securities
                                for his or her own account or for an account with respect to which he or she exercises sole investment discretion, and that he or she is an accredited investor;

                                    (2)  he  or   she   understands   that   the
                                securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that (i) if, after the date of original issuance of the securities he or she decides to resell, pledge or otherwise transfer the shares comprising the Securities, such securities, may be resold, pledged or transferred only (A) pursuant to an exemption from registration under the Securities Act, or (B) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and (ii) the purchaser will, and each subsequent holder is required to, notify any purchaser of such securities from him or her of the resale restrictions referred to in
                                (i) above, if then applicable; and

                                    (3) he or she understands that the following
                                legend   will  be  placed  on  any   certificate
                                representing the securities offered herein:

                                "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THE PRIOR WRITTEN CONSENT OF THE COMPANY AND AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION THEREOF IS NOT REQUIRED UNDER THE ACT."

                        INVESTOR SUITABILITY REQUIREMENTS

General.......................  An investment in the  securities  offered hereby involves significant risks and is suitable only for persons of adequate financial means who have no need for liquidity with respect to this investment and who can bear the economic risk of a complete loss of their investment. This Offering is made in reliance on exemptions from the registration requirements of the Securities Act, and applicable state securities laws or regulations.

                                The suitability standards discussed below represent minimum suitability standards for prospective investors. The satisfaction of such standards by a prospective investor does not necessarily mean that the securities are a suitable investment for such prospective investor. Prospective investors are encouraged to consult their personal financial advisors to determine whether an investment in the securities is appropriate. We may reject subscriptions for the securities, in whole or in part, in our absolute discretion.

                                We will require each investor to represent in writing, among other things, that (i) by reason of the investor's business or financial experience, or that of the investor's professional advisor, the investor is capable of evaluating the merits and risks of an investment in the securities and of protecting its own interest in connection with the Offering, (ii) the investor is acquiring the securities for its own account, for investment only and not with a view toward the resale or distribution thereof,
                                (iii) the investor is aware that neither the Securities not the shares comprising same, have been registered under the Securities Act or any state securities laws and that transfer thereof is restricted by the Securities Act, applicable state securities laws, and the subscription agreement to be entered into in connection with the purchase of the securities, and the investor is aware of the absence of a market for the securities, other securities to be received upon conversion and (iv) such investor meets the suitability requirements set forth below.

Suitability
  Requirements................  Unless otherwise  approved by the Company,  each investor must represent in writing that it qualifies as an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgates under the Securities Act, and must demonstrate the basis for such qualification. To be an accredited investor, an investor must fall within any of the following categories at the time of the sale of securities to that investor:

                                    (1) A bank as defined in Section  3(a)(2) of
                                the Securities Act, or a savings and loan association or other institution as defined in
                                Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                                Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                                (d) of the Small Business Investment Act to 1958; a plan established and maintained by a state or its political subdivisions, and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                    (2) A private business  development  company
                                as  defined  in   Section   202(a)(22)   of  the
                                Investment Advisors Act of 1940;

                                    (3) An  organization  described  in  Section
                                501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000;

                                    (4) A director or  executive  officer of the
                                Company;

                                    (5) A natural  person whose  individual  net
                                worth, or joint net worth with that person's spouse, at the time of such person's purchase of the securities exceeds $1,000,000;

                                    (6) A natural  person who has an  individual
                                income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                    (7) A trust,  with total assets in excess of
                                $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

                                    (8) An  entity  in which  all of the  equity
                                owners are accredited investors (as defined above).

                                As used in this Term Sheet, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of (5) above, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income for long-term capital gains has been reduced in arriving at adjusted gross income.

                                In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdictions may be required to meet additional suitability requirements.

                                In addition to the suitability standards set forth above, the Company will assess each prospective investor to ascertain that such purchaser's subscription will not impair the Company's plan to file a sub "S" election.

                            INCOME TAX CONSIDERATIONS

      THIS CONFIDENTIAL TERM SHEET DOES NOT CONSTITUTE INVESTMENT, LEGAL OR TAX ADVICE WITH RESPECT TO AN INVESTMENT IN THE CLASS B COMMON STOCK OFFERED HEREBY. EACH PROSPECTIVE PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE INCOME TAX ISSUES AND CONSEQUENCES CONCERNING PURCHASING, HOLDING AND DISPOSING OF THE CLASS B COMMON STOCK OFFERED HEREBY, IN EACH CASE, AS THEY MAY PERTAIN TO THE PURCHASER'S OWN PERSONAL SITUATION.

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                OPTION AGREEMENT


      OPTION AGREEMENT, dated as of the _____ day of December, 2002, between Dean Garfinkel and Alison Garfinkel, as the option holders (each an "Option Holder" and together, the "Option Holders"), and the undersigned, as the grantor ("Grantor") , with respect to shares of non-voting Class B Common Stock ("Class B Common Stock") of Compliance Systems Corporation ("Compliance Systems" or the "Company"), a company formed under the laws of Delaware.

                                    RECITALS

      WHEREAS, the Grantor is a stockholder in Compliance Systems owning that number of shares of Class B Common Stock set forth on the signature page hereof.

      WHEREAS, commencing in December 2001, the Grantor was given a right to purchase stock in each of three (3) entities known as Call Compliance, Inc., Call Compliance.com, Inc., and AMS Network Inc., and any other affiliated entities subsequently formed with respect to the Tele Block Calling Block(R) System (collectively, the "Subsidiaries").

      WHEREAS, as a condition to becoming a shareholder in each of the Subsidiaries, and for good and valid consideration, the Grantor agreed to grant Alison Garfinkel and Dean Garfinkel an option to purchase from Grantor certain of the Common Stock owned by Grantor in each of the Subsidiaries ("Subsidiary Options").

      WHEREAS, previously, certain entities known as Tele-Serv, Inc., Telmax Co. Inc., Spirits Management Inc. and PhoneTel New Corp. (certain of which are affiliated with the Grantor) and Mr. Barry Brookstein, an officer director and principal stockholder of Compliance Systems and each of the Subsidiaries, provided loans to Call Compliance, Inc., one of the Subsidiaries, in an aggregate principal amount of $1.5 million ("Loans").

      WHEREAS, the Grantors made it a condition precedent to the exercise of the Subsidiary Options, that the Loans, including interest thereon, be repaid.

      WHEREAS, in December 2002, the Subsidiaries effected a corporate reorganization pursuant to which each of the Subsidiaries became wholly-owned by Compliance Systems and accordingly all Common Stock of the Subsidiaries owned by their respective Grantors were exchanged for Class B Common Stock in Compliance Systems ("Reorganization").

      WHEREAS, this Option Agreement shall reflect the Subsidiary Options, as reconstituted to give effect to the Reorganization, to purchase such number of shares of Class B Common Stock of Compliance Systems, as set forth on the signature page hereof.

      NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants, agreements, representations and warranties contained herein, the parties agree as follows:

      1. Option. The Grantor hereby grants to Alison Garfinkel and Dean Garfinkel an option ("Option") to purchase, that number of shares of Class B Common Stock of Compliance Systems as set forth on the signature page hereof ("Option Shares"), at an exercise price of $.6667 per share, subject to adjustment as provided in Section 8 herein ("Exercise Price").

      2. Option Term. The Option may be exercised at any time commencing on the date that the Loans and interest thereon have been repaid and satisfied in full, to and including December 31, 2007 ("Expiration Date"), at which time it will automatically terminate to the extent not exercised in full, or at all (the "Option Term").

      3. Exercise of Option. Each of Dean Garfinkel and Alison Garfinkel (or any of their respective transferees, as permitted under Section 6 herein) shall have the right to exercise the Option, to the extent of one-half of the Option Shares, subject to Section 7 below (each one-half of the Option hereinafter referred to as "Option Half"). The Option may be exercised by an Option Holder providing to Grantor (or any transferee thereof, to the extent any such transfer complies with the requirements of this Agreement, including Section 10 ("Permitted Transferee"), at Grantor's address set forth on the signature page hereof, or any other address as provided to Compliance Systems and the Option Holders in writing, a Notice of Exercise of Option ("Notice of Exercise"), in the form of Attachments "A" and "B" hereto, accompanied by one or more certified checks reflecting the Exercise Price for the number of Options to be exercised and shares of Class B Common Stock purchased hereunder ("Purchased Shares"). The Notice of Exercise shall be sent by certified mail, return receipt requested, or such other manner as shall include a proof of transmittal or delivery. The Option may be exercised by any Option Holder, an unlimited number of times, at any time, in whole or in part during the Option Term; however, the Option cannot be exercised on any one occasion to purchase less than 10,000 shares, or all shares owned by Grantor (or Permitted Transferee, as hereinafter defined), if less than 10,000.

      4. When Exercise Effective. The exercise of the Option shall be deemed to have been effected on the close of business in the day of mailing of the Notice of Exercise ("Purchase Date"), and at such time the Option Holders shall automatically be deemed the record holder of such Purchased Shares, and the Grantor (or Permitted Transferee) shall have no rights with respect to such shares.

      5. Delivery on Exercise. Immediately following the Purchase Date (and no more than 5 business days thereafter), Grantor (or Permitted Transferee), shall deliver to the Company the stock certificate(s) reflecting the Class B Common Stock owned by Grantor, accompanied by stock powers endorsed in blank with respect to the number of Purchased Shares. The Company shall thereafter (i) send to Grantor (or Permitted Transferee) a stock certificate reflecting the number of shares of Class B Common Stock continued to be owned by Grantor (or Permitted Transferee) following the exercise of the Option and (ii) send to each of the Option Holders, as the case may be, stock certificates reflecting the number of Purchased Shares. All such stock certificates shall continue to bear applicable legends as set forth in Section 10 herein, as applicable.

      6. Transfer of this Option by Option Holders. The Option is transferable, in whole or in part, to any third party by each of the Option Holders, but only upon the prior written consent of the Company's Board of Directors (hereinafter, each transferee, as the case may be, shall also be referred to as an "Option Holder").

      7. Right to Exercise Unexercised Option. If on the date during the Option Term which is 90 days prior to the Expiration Date of the Option ("90-day Date"), the Option has not been exercised to the extent of the full Option Half full by a Option Holder ("Non-Exercising Option Holder"), then during the immediately succeeding 15-day period the other Option Holder ("Remaining Holder") shall have the right to provide notice to the Non-Exercising Option Holder of its intent to exercise any of the Option remaining unexercised as of the 90-day Date ("Unexercised Options") on the terms hereof ("Notice"). In the event that the Non-Exercising Option Holder does not exercise all of the Unexercised Options within 30 days of receipt of the Notice ("Final Exercise Period"), then the Remaining Holder shall have the automatic and unrevocable right to exercise any Unexercised Options commencing on the termination of the Final Exercise Period up through the Expiration Date.

      8. Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that during the Option Term, to the extent that any part of the Option remains unexercised, the Company effects any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting its outstanding Class B Common Stock, then the number and type of securities subject to the Option, and the exercise price per share, shall be appropriately adjusted so that this Option shall thereafter represent the right to purchase, at the same aggregate exercise price, such number of shares of Class B Common Stock or other securities as have actually been received by the Subscriber (or Permitted Transferee) in exchange for or in respect of the Option Shares.

      9. No Rights or Liability as a Stockholder. This Option does not entitle the Option Holders to any dividend voting rights or other rights as a stockholder of the Company in respect of the Option Shares.

      10. Class B Common Stock. If the Grantor (or Permitted Transferee) sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the Option set forth herein. All share certificates for Class B Common Stock shall bear a legend with respect to the Option and the transfer restrictions.

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Louis Potters
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        125,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        62,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Alan Ilberman
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        187,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        93,750
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Robert Reiner
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        250,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        125,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Nettie Hanover Revocable Trust
                        ------------------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        250,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        125,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Judith Felsen
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        375,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        187,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Robert Greenspan
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        187,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        93,750
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Steven Wolfe
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        62,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        31,250
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Lorraine Chinnici
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        62,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        31,250
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Jack Karp
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        62,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        31,250
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Henry Ponzio
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        125,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        62,500
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Barry Brookstein
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        1,250,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        125,000
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Barry Brookstein, as custodian
                        ------------------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        15,625
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        7,812
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Robert Brookstein
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        7,813
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        3,907
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
                        ---------------------
                        Signature


                        Judi LiVigni
                        ---------------------
                        Printed Name

                        ----------------------------------------------
                        Address
                        ----------------------------------------------

                        7,812
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

                        3,906
                        -----------
                        Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

      11. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated as of: December ___, 2002

GRANTOR:
              ---------------------               ---------------------
              Signature                           Signature


              Dean Garfinkel, as custodian        Alison Garfinkel, as custodian
              ----------------------------        ------------------------------
              Printed Name                        Printed Name

              ----------------------------------------------
              Address
              ----------------------------------------------

              31,250
              -----------
              Number of shares of Class B Common Stock of Compliance Systems Corporation Owned

              15,625
              -----------
              Number of shares of Class B Common Stock of Compliance Systems Corporation underlying Option

OPTIONEES:

------------------------
Dean Garfinkel

------------------------
Alison Garfinkel

                            Attachment "A" to Option

                          NOTICE OF EXERCISE OF OPTION

                    (To be signed only on exercise of Option)

      The undersigned, the holders of the within Option, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, __________ shares of Compliance Systems Corporation Class B Common Stock (as defined in the Option), and herewith makes payment of $__________ therefor.


Alison Garfinkel:
----------------------
(Signature)

----------------------

----------------------
      Address


Dated:

----------------------------

                            Attachment "B" to Option

                          NOTICE OF EXERCISE OF OPTION

                    (To be signed only on exercise of Option)

      The undersigned, the holders of the within Option, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, __________ shares of Compliance Systems Corporation Class B Common Stock (as defined in the Option), and herewith makes payment of $__________ therefor.


Dean Garfinkel:
----------------------
(Signature)

----------------------

----------------------
           Address

Dated:

----------------------------

                              REPRESENTATION LETTER

      The undersigned, currently a holder of Common Stock, no par value, of Call Compliance, Inc., a company formed under the laws of the State of New York, will receive shares of Common Stock ("Common Stock") of Compliance Systems Corporation ("Compliance Systems"), a company organized under the laws of Delaware, in connection with a merger transaction ("Merger"). For full and valid considerations, the undersigned hereby represents as follows:

      a) The undersigned represents that he is acquiring the Common Stock for his own account, for investment and not for distribution or resale to others. The undersigned agrees that he will not sell, assign, hypothecate or otherwise transfer such securities unless they are registered under applicable securities laws or unless an exemption from such registration is available and acknowledges that the Company will permit the transfer of the Common Stock out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results or will result in a violation of applicable Federal and state securities laws.

      b) The undersigned acknowledges that Compliance Systems has filed an election as an "S" corporation under the Internal Revenue Code of 1986, as amended, and plans to file in such other jurisdictions where it does business, as permitted. The undersigned agrees not to transfer the Common Stock without the Company's prior written consent.

      c) The undersigned acknowledges that to the extent it is receiving shares of non-voting Common Stock, designated Class B Common Stock, in connection with the Merger, a portion of such shares are subject to an option, the terms of which are set forth in an Option Agreement ("Option"). If the undersigned sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the Option.

      d) The undersigned consents to the placement of a legend on any certificate or other document evidencing the Common Stock stating that such shares have not been registered under the Securities Act of 1933, as amended, and setting forth or referring to the restrictions on transferability and sale thereof set forth in subsections (a) and (b) above and subsection (c) above, in the case of shares of Class B Common Stock.


      In Witness Whereof, the undersigned has executed this document as of the ______________ day of __________________, 2002.

                                                ----------------------------
                                                Signature

                               WRITTEN CONSENT OF

                                THE SHAREHOLDERS

                                       OF

                              CALL COMPLIANCE, INC.

      The undersigned, being the shareholders of Call Compliance, Inc., a New York corporation (hereinafter referred to as the "Corporation"), in accordance with Section 615 of the Business Corporation Law of the State of New York, do hereby consent to the adoption of the following resolutions and to the taking of the actions therein described.

      WHEREAS, the Board of Directors of the Company deem it advisable and in the best interests of the Corporation if the Corporation were to merge into Pratt Oval Corporation and thereupon effectively cease its existence.


            NOW, THEREFORE, IT IS HEREBY,

      RESOLVED, that the Agreement and Plan of Merger annexed hereto as Exhibit "A" (the "Plan of Merger") between the Corporation, Pratt Oval Corporation, a New York corporation ("Pratt"), and Compliance Systems Corporation, a Delaware corporation ("CSC"), and all of the transactions contemplated therein are hereby approved; and it is further

      RESOLVED, that the form of Certificate of Merger between the Corporation, Pratt and CSC, annexed hereto as Exhibit "B" (the "Certificate of Merger"), is hereby approved; and it was further

      RESOLVED, that the Chairman or any other officer of the Corporation is authorized and empowered, acting for and in the name and on behalf of the Corporation, to make, execute, acknowledge, verify, issue and deliver all such further applications, agreements, documents, instruments and certifications, including the Plan of Merger and the Certificate of Merger, with or without the corporate seal of the Corporation affixed thereto and attested by the Secretary or any Assistant Secretary of the Corporation or unattested, and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances as may in each case be, in the opinion of the officer taking such action (such opinion to be conclusively evidenced by the taking of such action by such officer), necessary or desirable in order to carry out the full intent and purposes of the preceding resolutions.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the ____ day of _________ 2002.

SHAREHOLDERS:



-------------------
Dean Garfinkel



-------------------
Alison Garfinkel



-------------------
Barry Brookstein



-------------------
Stefan Dunigan


-------------------
Louis Potters


-------------------
Alan Ilberman


-------------------
Robert Reiner


------------------------------
Nettie Hanover Revocable Trust


-------------------
Judith Felsen

-------------------
Robert Greenspan


-------------------
Steven Wolfe


-------------------
Lorraine Chinnici


-------------------
Jack Karp


-------------------
Henry Ponzio


-------------------------------
Barry Brookstein, as custodian


-------------------
Robert Brookstein


-------------------
Judi LiVigni


-------------------------------
Dean Garfinkel, as custodian


-------------------------------
Alison Garfinkel, as custodian

                                                                       EXHIBIT A
.. AGREEMENT AND PLAN OF MERGER


                                     Parties

      This AGREEMENT AND PLAN OF MERGER ("Agreement") is made as of December __, 2002 between COMPLIANCE SYSTEMS CORPORATION, a Delaware corporation ("Parent"), CALL COMPLIANCE, INC., a New York corporation (the "Target"), and PRATT OVAL CORPORATION, a New York corporation (the "Sub").

                                    RECITALS

      WHEREAS, the Boards of Directors of the Parent, Target and Sub have approved the merger of Target into Sub (the "Merger") upon the terms and conditions set forth herein.

      WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), as more particularly described in Section 368(a)(2)(D).

      NOW, THEREFORE, in consideration of the foregoing praises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

1.1   The Merger:

      (a) At the Effective Time of the Merger (as defined in Section 1.2) and subject to the terms and conditions of this Agreement, Target shall be merged into Sub and the separate existence of Target shall thereupon cease, in accordance with the applicable provisions of the General Corporation Law of the State of New York ("NYGCL") and the Business Corporation Law of the State of New York ("NYBCL") (NYGCL and NYBCL collectively, "NY Law").

      (b) Sub will be the surviving corporation in the Merger (sometimes referred to as "Surviving Corporation") and will continue to be governed by the laws of the State of New York.

1.2 Effective Time of the Merger: Upon the filing of the Certificate of Merger by the Secretary of State of New York (the "Effective Time of the Merger"), the effect of the Merger shall be as provided in the applicable provisions of NY Law. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of the Sub shall continue unaffected and unimpaired by the Merger and the corporate franchises, existence and rights of the Target shall be merged with and into the Sub, and the Sub, as the surviving corporation, shall be fully vested therewith. At the Effective Time of the Merger, the separate existence of the Target shall cease and, in accordance with the terms of this Agreement, the Sub shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all taxes, including those due and owing and those accrued, and all other causes in action, and all and every other interest of or belonging to or due to the Sub and the Target shall be taken and deemed to be transferred to, and vested in, the Sub without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Sub as they were of the Sub and the Target; and the title to any real estate, or interest therein, whether by deed or otherwise, under the laws of the state of incorporation vested in the Sub and the Target, shall not revert or be in any way impaired by reason of the Merger. Except as otherwise provided herein, the Sub shall thenceforth be responsible and liable for all the liabilities and obligations of the Sub and the Target, and any claim existing, or action or proceeding pending, by or against the Sub or the Target may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in their place. Neither the rights of creditors nor any liens upon the property of the Sub or the Target shall be impaired by the Merger, and all debts, liabilities and duties of the Sub and the Target shall attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.


                                   ARTICLE II

                              THE SURVIVING COMPANY

2.1 Certificate of Incorporation: The Certificate of Incorporation of the Sub as in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorporation after the Effective Time of the Merger; provided, however, that the Certificate of Merger shall provide for an amendment to the Sub's Certificate of Incorporation to change the name of the Sub from "Pratt Oval Corporation" to "Call Compliance, Inc."

2.2 By-Laws: The By-Laws of Sub then in effect shall remain unchanged until they shall thereafter be duly amended.

2.3 Board of Directors: The Board of Directors of the Sub shall be the Board of Directors of the Surviving Corporation after the Effective Time of the Merger.

                                   ARTICLE III

                              CONVERSION OF SHARES

3.1 Conversion of Target Shares in the Merger: Pursuant to this Agreement, and at the Effective Time of the Merger, by virtue of the Merger and without any action on the part of any holder of any capital stock of Target:

      (a) all shares of Common Stock, each without par value, of Target ("Target Common Stock") owned by Target shall be cancelled and shall cease to exist from and after the Effective Time of the Merger;

      (b) each remaining issued and outstanding share of Target Common Stock shall be converted into, and become exchangeable for, 20,625 shares of validly issued, fully paid and nonassessable Common Stock, $0.001 par value per share, of Parent ("Parent Common Stock"). One Hundred and Thirty (130) shares of Target Common Stock will be converted into and exchangeable for a total of 2,681,250 shares of Class A Common Stock of Parent and 48 shares of Target Common Stock will be converted into and exchangeable for a total of 990,000 shares of Class B Common Stock of Parent, as reflected on Schedule A annexed hereto.

3.2 Exchange of Target Common Stock Certificates: From and after the Effective Time of the Merger, each holder of a certificate of which immediately prior to the Effective Time of the Merger represented outstanding shares of Target Common Stock, shall be entitled to receive in exchange therefor, upon surrender of the shares to Parent, a certificate or certificates representing the number of shares of Parent Common Stock into which such holder's shares of Target Common Stock were converted pursuant to Section 3.1 above. Shares of Parent Common Stock into which shares of Target Common Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time of the Merger.

3.3 Status of Sub Shares: At the Effective Time of this Merger, by virtue of this Merger and without any action on the part of any holder of any capital stock of Sub, each issued and outstanding share of common stock of Sub shall continue unchanged and remain outstanding as a share of common stock of Sub.

                                   ARTICLE IV
                                  MISCELLANEOUS

4.1 Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


4.2 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state, without giving effect to the conflicts of laws and principles thereof.

4.3 Entire Agreement: This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes and nullifies any and all prior agreements and understandings, whether written or oral between the parties hereto and/or their representatives or agents.

4.4 Headings: The headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

4.5 No Amendments: No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is agreed to in writing signed by the party against whom such amendment, modification or waiver is sought to be enforced. No waiver by a party hereto of any breach by the other party hereto or of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time.

4.6 Severability: The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.


      IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement and Plan of Merger to be executed as of the __ day of _________, 2002.


CALL COMPLIANCE, INC.



By:
      ------------------------------------
Name:
Title:

PRATT OVAL CORPORATION


By:
      ------------------------------------
Name:
Title:

COMPLIANCE SYSTEMS CORPORATION


By:
      ------------------------------------
Name:
Title:

A. SCHEDULE A TO AGREEMENT AND PLAN OF MERGER


--------------------------------------------------------------------------------
                                  Number of Shares of    Number of Compliance
                                     Common Stock        Systems Corporation
                                                                Shares
--------------------------------------------------------------------------------
Name of Stockholder           In Call Compliance, Inc.    issued in Merger(1)
--------------------------------------------------------------------------------
Alison Garfinkel                          48                   990,000*
--------------------------------------------------------------------------------
Dean Garfinkel                            48                   990,000*
--------------------------------------------------------------------------------
Barry Brookstein                          30                   618,750*
--------------------------------------------------------------------------------
Stefan Dunigan                             4                    82,500*
--------------------------------------------------------------------------------
Louis Potters                              2                    41,250
--------------------------------------------------------------------------------
Alan Ilberman                              3                    61,875
--------------------------------------------------------------------------------
Robert Reiner                              4                    82,500
--------------------------------------------------------------------------------
Nettie Hanover Revocable Trust             4                    82,500
--------------------------------------------------------------------------------
Judith Felsen                              6                   123,750
--------------------------------------------------------------------------------
Robert Greenspan                           3                    61,875
--------------------------------------------------------------------------------
Steven Wolfe                               1                    20,625
--------------------------------------------------------------------------------
Lorraine Chinnici                          1                    20,625
--------------------------------------------------------------------------------
Jack Karp                                  1                    20,625
--------------------------------------------------------------------------------
Henry Ponzio                               2                    41,250
--------------------------------------------------------------------------------
Barry Brookstein                          20                   412,500
--------------------------------------------------------------------------------
Barry Brookstein as custodian            1/4                     5,156
--------------------------------------------------------------------------------
Robert Brookstein                        1/8                     2,579
--------------------------------------------------------------------------------
Judi LiVigni                             1/8                     2,579
--------------------------------------------------------------------------------
Dean & Alison Garfinkel as               1/2                    10,313
custodians
-------------------------------------------------------------------------------

----------
(1) Ratio of 20,625 shares of Compliance Systems Corporation for each share of Call Compliance, Inc. in connection with Merger. * Reflects Class A Common Stock having voting rights. All other shares in Compliance Systems Corporation are shares of Class B Common Stock, having no voting rights.

                                                                       EXHIBIT B
                              CERTIFICATE OF MERGER

                                       of

                              CALL COMPLIANCE, INC.

                                       and

                             PRATT OVAL CORPORATION

                                      into

                             PRATT OVAL CORPORAITON

           (Pursuant to Section 904 of the Business Corporation Law)



      It is hereby certified upon behalf of each of the constituent corporations herein named, as follows:

      FIRST: The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

      SECOND:     The name of the constituent  corporation  which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "Surviving Constituent Corporation," is

                             PRATT OVAL CORPORATION

The date upon which its certificate of incorporation was filed by the Department of State is November 14, 2002.

      THIRD:      The  name of the  other  constituent  corporation,  which is being merged into the Surviving Constituent Corporation, and which is hereinafter sometimes referred to as the "Merged Constituent Corporation," is

                              CALL COMPLIANCE, INC.

The date upon which its certificate of incorporation was filed by the Department of State is October 30, 2001.

      FOURTH: As to each constituent corporation, the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:

                             Pratt Oval Corporation




 Designation of each class and                      Number of outstanding shares
       series of shares                                      of each class
------------------------------                      ----------------------------
Common Stock, no par value                                    1 share

The Common Stock is entitled to vote. There are no other class or series of shares authorized.

                              Call Compliance, Inc.

 Designation of each class and                      Number of outstanding shares
       series of shares                                      of each class
------------------------------                      ----------------------------
Common Stock, no par value                                   178 shares

The Common Stock is entitled to vote. There are no other class or series of shares authorized.

      FIFTH: Upon effectiveness of the merger certified herein, the certificate of incorporation of the Surviving Constituent Corporation shall be, and hereby is, amended by deleting Article 1 thereof in its entirety and replacing it with a new Article 1 providing as follows:

            "1. The name of the Corporation is:

                  Call Compliance, Inc."

      SIXTH: The merger herein certified was authorized in respect of the Surviving Constituent Corporation by the written consent of the holders of all outstanding shares of the corporation entitled to vote on the plan of merger.

      SEVENTH: The merger herein certified was authorized in respect of the Merged Constituent Corporation by the written consent of the holders of all outstanding shares of the corporation entitled to vote on the plan of merger.

      IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

Executed on this __ day of _____________ 2002.

                             PRATT OVAL CORPORATION




                              Name:
                              Title:


                                       AND


                              CALL COMPLIANCE, INC.



                              Name:
                              Title:

                             CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (the "Agreement") is made and entered into as of the ___ day of December, 2002, by and among the persons identified on Schedule A hereto ("Subsidiary Shareholders"; each a "Subsidiary Shareholder") reflecting all of the stockholders of the Subsidiaries (as hereinafter defined) and Compliance Systems Corporation ("Compliance Systems" or the "Company"), a company formed under the laws of Delaware.

                                    RECITALS

   WHEREAS, the Subsidiary Shareholders are the owners of all of the issued and outstanding shares of Call Compliance.com, Inc. ("CCC"), AMS Network Inc. ("AMS"), and Jasmin Communications, Inc.("Jasmin") (CCC, AMS and Jasmin, collectively, the "Subsidiaries").

      WHEREAS, Compliance Systems was formed under the laws of the State of Delaware on November 7, 2002 with authorized capital stock as follows:
40,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), consisting of 15,000,000 shares designated as Class A Common Stock ("Class A Common Stock"), which have voting rights, and 25,000,000 designated as Class B Common Stock ("Class B Common Stock"), which have no voting rights.

      WHEREAS, the Subsidiary Shareholders desire to make capital contributions to Compliance Systems in exchange for shares of Common Stock of Compliance Systems. In exchange for such contributions, certain of the Subsidiary Shareholders who are officers, directors and principal stockholders of each of the Subsidiaries and Compliance Systems and one employee of such entities shall receive shares of Class A Voting Stock. The remainder of the Subsidiary Shareholders will receive shares of Class B Common Stock.

      WHEREAS, the Subsidiary Shareholders intend the transaction contemplated by this Agreement to qualify as a tax-free incorporation under ss.351 of the Internal Revenue Code, as amended.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE 1

                              CAPITAL CONTRIBUTION
                             AND ISSUANCE OF SHARES

1.1 Capital Contribution: Simultaneous with the execution of this Agreement, each Subsidiary Shareholder is making a capital contribution to Compliance Systems of all of his or her respective Subsidiary Stock, in the amounts set forth in Column "I" of Exhibit A. Each Subsidiary Shareholder shall deliver to Compliance Systems all duly executed stock certificates representing his or her Subsidiary Shares, together with stock powers executed in blank in the form annexed as Exhibit B.

1.2 Issuance of Compliance Systems' Common Stock. Simultaneous with the execution of this Agreement and tender of the Subsidiary Stock, Compliance Systems will issue to the Subsidiary Shareholders Compliance Systems Common Stock in exchange for the capital contribution described in Section 1.1 above in the amounts set forth in Column "II" of Exhibit A.

1.3 Representations by Subsidiary Shareholders. In connection with the issuance of shares of Common Stock of Compliance Systems, each of the Subsidiary Stockholders hereby makes the following representations:

      e) Subsidiary Shareholder acknowledges that that the Common Stock is being acquired pursuant to an exemption under applicable securities laws and accordingly represents that he is acquiring such securities for his own account, for investment and not for distribution or resale to others. The Subsidiary Shareholder agrees that he will not sell, assign, hypothecate or otherwise transfer such securities unless they are registered under applicable securities laws or unless an exemption from such registration is available and acknowledges that the Company will permit the transfer of the Common Stock out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results or will result in a violation of applicable Federal and state securities laws.

      f) Subsidiary Shareholder acknowledges that the Company has filed an election as an "S" corporation under the Internal Revenue Code of 1986, as amended, and plans to file in such other jurisdictions where it does business, as permitted. Subsidiary Shareholder agrees not to transfer the Common Stock without the Company's prior written consent.

      g) Subsidiary Shareholder acknowledges that to the extent it is receiving shares of Class B Common Stock in connection herewith, a portion of such shares are subject to an option ("Option"). If Subsidiary Shareholder sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the Option.

      h) The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock stating that such shares have not been registered under the Securities Act of 1933, as amended, and setting forth or referring to the restrictions on transferability and sale thereof set forth in subsections (a) and (b) above and sub section (c) above, in the case of shares of Class B Common Stock.

1. ARTICLE 2

                                  MISCELLANEOUS

2.1 Other Documents. Each of the Subsidiary Shareholders shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

2.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Subsidiary Shareholders, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

2.3 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York.

2.4 Entire Agreement. This Agreement and the Exhibits attached hereto contain the entire agreement by and among the Subsidiary Shareholders and Compliance Systems and supersede all prior agreements, understandings and writings between the parties hereto with respect to the subject matter hereof. Each Subsidiary Shareholder acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, which are not embodied herein or in the Exhibits attached hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged, or terminated by an agreement in writing signed by the parties hereto.

2.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


COMPLIANCE SYSTEMS CORPORATION


By:
   ----------------------------
      Dean Garfinkel
      Chairman of the Board and
      Secretary

SUBSIDIARY SHAREHOLDERS:


-------------------
Dean Garfinkel


-------------------
Alison Garfinkel


-------------------
Barry Brookstein


-------------------
Stefan Dunigan


-------------------
Louis Potters


-------------------
Alan Ilberman


-------------------
Robert Reiner


------------------------------
Nettie Hanover Revocable Trust


-------------------
Judith Felsen


-------------------
Robert Greenspan


-------------------
Steven Wolfe

-------------------
Lorraine Chinnici


-------------------
Jack Karp


-------------------
Henry Ponzio


------------------------------
Barry Brookstein, as custodian


-------------------
Robert Brookstein


-------------------
Judi LiVigni


------------------------------
Dean Garfinkel, as custodian


-------------------------------
Alison Garfinkel, as custodian

                                                                       EXHIBIT A

                                       A.


                 I. Capital Contribution and Issuance of Shares

                 Name of Subsidiary Shareholder: Dean Garfinkel

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class A
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.        3,000,001

----------------------------- ----------------------
AMS Network Inc.                     48                       2,010,001

----------------------------- ----------------------
Jasmin Communications, Inc.          48

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                                       A.


                 I. Capital Contribution and Issuance of Shares


                Name of Subsidiary Shareholder: Alison Garfinkel


---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class A
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.        3,000,001

----------------------------- ----------------------
AMS Network Inc.                     48                      2,010,001

----------------------------- ----------------------
Jasmin Communications, Inc.          48

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                                       A.

                 I. Capital Contribution and Issuance of Shares

                Name of Subsidiary Shareholder: Barry Brookstein

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class A
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.        1,875,001

----------------------------- ----------------------
AMS Network Inc.                     30                       1,256,251

----------------------------- ----------------------
Jasmin Communications, Inc.          30

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                                       A.

                 I. Capital Contribution and Issuance of Shares

                 Name of Subsidiary Shareholder: Stefan Dunigan

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class A
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          250,000

----------------------------- ----------------------
AMS Network Inc.                      4                       167,500

----------------------------- ----------------------
Jasmin Communications, Inc.           4

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                                       A.

                 I. Capital Contribution and Issuance of Shares

                  Name of Subsidiary Shareholder: Louis Potters

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          125,000

----------------------------- ----------------------
AMS Network Inc.                      2                       83,750

----------------------------- ----------------------
Jasmin Communications, Inc.           2

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A
                 I. Capital Contribution and Issuance of Shares


                  Name of Subsidiary Shareholder: Alan Ilberman

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          187,500

----------------------------- ----------------------
AMS Network Inc.                      3                       125,625

----------------------------- ----------------------
Jasmin Communications, Inc.           3

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                  Name of Subsidiary Shareholder: Robert Reiner

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          250,000

----------------------------- ----------------------
AMS Network Inc.                      4                       167,500

----------------------------- ----------------------
Jasmin Communications, Inc.           4

----------------------------- ---------------------- ---------------------------

                                                                      EXHIBIT A

                 I. Capital Contribution and Issuance of Shares


         Name of Subsidiary Shareholder: Nettie Hanover Revocable Trust

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          250,000

----------------------------- ----------------------
AMS Network Inc.                      4                       167,500

----------------------------- ----------------------
Jasmin Communications, Inc.           4

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares


                  Name of Subsidiary Shareholder: Judith Felsen

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          375,000

----------------------------- ----------------------
AMS Network Inc.                      6                       251,250

----------------------------- ----------------------
Jasmin Communications, Inc.           6

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                Name of Subsidiary Shareholder: Robert Greenspan

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          187,500

----------------------------- ----------------------
AMS Network Inc.                      3                       125,625

----------------------------- ----------------------
Jasmin Communications, Inc.           3

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A
                 I. Capital Contribution and Issuance of Shares

                  Name of Subsidiary Shareholder: Steven Wolfe

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.           62,500

----------------------------- ----------------------
AMS Network Inc.                      1                       41,875

----------------------------- ----------------------
Jasmin Communications, Inc.           1

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                Name of Subsidiary Shareholder: Lorraine Chinnici

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          62,500

----------------------------- ----------------------
AMS Network Inc.                      1                       41,875

----------------------------- ----------------------
Jasmin Communications, Inc.           1

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares


                    Name of Subsidiary Shareholder: Jack Karp

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          62,500

----------------------------- ----------------------
AMS Network Inc.                      1                       41,875

----------------------------- ----------------------
Jasmin Communications, Inc.           1

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares


                  Name of Subsidiary Shareholder: Henry Ponzio

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          125,000

----------------------------- ----------------------
AMS Network Inc.                      2                       83,750

----------------------------- ----------------------
Jasmin Communications, Inc.           2

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                Name of Subsidiary Shareholder: Barry Brookstein

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.          125,000

----------------------------- ----------------------
AMS Network Inc.                     20                       837,500

----------------------------- ----------------------
Jasmin Communications, Inc.          20

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

          Name of Subsidiary Shareholder: Barry Brookstein as custodian

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.           15,625

----------------------------- ----------------------
AMS Network Inc.                     1/4                      10,468

----------------------------- ----------------------
Jasmin Communications, Inc.          1/4

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                Name of Subsidiary Shareholder: Robert Brookstein

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.            7,813

----------------------------- ----------------------
AMS Network Inc.                     1/8                      5,235

----------------------------- ----------------------
Jasmin Communications, Inc.          1/8

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

                  Name of Subsidiary Shareholder: Judi LiVigni

---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.            7,812

----------------------------- ----------------------
AMS Network Inc.                     1/8                      5,234

----------------------------- ----------------------
Jasmin Communications, Inc.          1/8

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                 I. Capital Contribution and Issuance of Shares

     Name of Subsidiary Shareholder: Dean and Alison Garfinkel as custodians


---------------------------------------------------- ---------------------------
                         I                                      II
---------------------------------------------------- ---------------------------
                                                     Number of Shares of Class B
                                                     Common Stock
                              Number of Shares       of Compliance Systems
Name of Company               Contributed            Corporation to be Issued
----------------------------- ---------------------- ---------------------------
Call Compliance.com, Inc.           31,250

----------------------------- ----------------------
AMS Network Inc.                     1/2                      20,938

----------------------------- ----------------------
Jasmin Communications, Inc.          1/2

----------------------------- ---------------------- ---------------------------

                                                                       EXHIBIT A

                                  B. EXHIBIT B

                                 I. Stock Power


      FOR VALUE RECEIVED, ______________________, hereby sells, assigns and transfers unto COMPLIANCE SYSTEMS CORPORATION, a Delaware corporation, ____ shares of common stock, without par value, of ____________________________________, a _____________ corporation, evidenced by
Stock Certificates Numbers ___, ___ and ___, either standing in my name on the books of said Corporation, or previously assigned and transferred to me, and does hereby irrevocably constitute and appoint TODTMAN, NACHAMIE, SPIZZ & JOHNS, P.C. as attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.


Dated: _____________, 2002



                                               ---------------------------------

In presence of


---------------------------